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                                                                 EXHIBIT 10.11


                               FIRST AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT


         THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "First Amendment") is dated as of November 1, 2001, by and among Universal Display Corporation, a Pennsylvania corporation (the "Company"), and the Purchasers identified on the signature pages hereto (each, a "Purchaser" and collectively, the "Purchasers").

         WHEREAS, the Company and the Purchasers have entered into a Registration Rights Agreement dated as of August 22, 2001 (the "Registration Rights Agreement"); and

         WHEREAS, the Company and the Purchasers desire to amend the Registration Rights Agreement as set forth in full herein.

         NOW, THEREFORE, in consideration of the agreements and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

2. Definition of "CS Required Minimum." The definition of the term "CS Required Minimum" in Section 1 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

                  ""CS Required Minimum" means, as of any date, the sum of (1) the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future upon the conversion in full of all First Shares and all Second Shares and (2) two times the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future upon the exercise in full of all Warrants, assuming that any previously unexercised Warrants are held until the tenth anniversary of Closing or, if earlier, until expired."

3. Effectiveness Period. The last sentence of Section 2(a) of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

                  "The Company shall use its reasonable best efforts to cause the Conversion Shares Registration Statement and the Note Shares Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event, with respect to the Conversion Shares Registration Statement only, prior to the Required Effectiveness Date, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act (subject to Section 3(m)) until, with respect to the Note Shares Registration Statement, the date which is two years after the date that the Note Shares Registration Statement is declared effective by the Commission and, with respect to the Conversion Shares Registration Statement, the date which is ten years after the
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date that the Conversion Shares Registration Statement is declared effective by the Commission, or, in each case, such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold in any calendar quarter pursuant to Rule 144(k) (as the context requires, the "Effectiveness Period")."

4. Ratification of Registration Rights Agreement. Except as expressly amended hereby, all of the terms of the Registration Rights Agreement shall remain in full force and effect, and are hereby ratified and confirmed.

5. Controlling Law. This First Amendment and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of the State of New York, notwithstanding any conflict of laws doctrines of such State or any other jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

6. Execution in Counterparts and via Facsimile. This First Amendment may be executed via facsimile and in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument. This First Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of the Company and each of the Purchasers.

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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Registration Rights Agreement as of the day and year first above written.

UNIVERSAL DISPLAY CORPORATION

By: /s/ Sidney Rosenblatt
    ------------------------------
    Sidney Rosenblatt, Chief Financial Officer


PINE RIDGE FINANCIAL INC.

By: /s/ Miriam O. Hyman
    ------------------------------
    Name: Miriam O. Hyman
    Title: Attorney-in-Fact


STRONG RIVER INVESTMENTS, INC.

By: /s/ Miriam O. Hyman
    ------------------------------
    Name: Miriam O. Hyman
    Title: Attorney-in-Fact






















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